UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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[ ] Definitive Proxy Statement

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(Name of Registrant as Specified In Its Charter):

Ashford Hospitality Trust, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant):

UNITE HERE

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UNITE HERE
275 Seventh Ave.
New York NY 10001

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JUNE 25, 2014

SOLICITATION STATEMENT
TO SHAREHOLDERS OF ASHFORD HOSPITALITY TRUST INC.

IN SUPPORT OF REQUEST FOR SPECIAL MEETING OF SHAREHOLDERS

THIS SOLICITATION IS NOT BEING MADE ON BEHALF OF ASHFORD MANAGEMENT

Released to Shareholders:
June __ , 2014

Re: Shareholder Request to Call a Special Meeting of Ashford Hospitality Trust, Inc. for the purpose of voting on the proposed spin-off of Ashford Inc.

To Fellow Ashford Hospitality Trust shareholders:

Ashford Hospitality Trust ("AHT") plans to spin off its advisor as a separate, publicly-traded entity named Ashford Inc. Shareholders of AHT will also become shareholders of Ashford Inc., and AHT will become externally-advised by Ashford Inc. Ashford Inc. intends to put in place a number of anti-takeover measures and barriers to shareholder control that have not been put forward to a vote by shareholders.

As currently structured, shareholders of Ashford Inc. will lose a number of rights currently enjoyed under AHT, including annual election of all directors. Ashford Inc. will also be burdened by a mutual exclusivity agreement with Remington Lodging and Hospitality LLC ("Remington") that, while potentially lucrative for Ashford insiders, could impede its ability to attract third-party clients and depress shareholder value. Finally, while the advisory agreement between Ashford Inc. and AHT gives Ashford Inc. responsibility for making management decisions for AHT, it asks AHT to bear the brunt of the risk created by these decisions.

The spin-off already creates new risk for shareholders of AHT. In its transformation to an externally- advised REIT, AHT shareholders will lose the current income stream paid by Ashford Prime ("Prime") to its current subsidiary, Ashford Advisors, and will begin paying fees to Ashford Inc. Preliminary data on externally-advised Prime suggests it may not be less expensive to manage the REIT externally; furthermore, early predictions that Prime may see a suppressed valuation due to its externally-managed structure appear to be borne out.

We are therefore soliciting your support to call a special meeting of AHT shareholders for the purpose of voting on a resolution encouraging the Board to put the proposed Ashford Inc. spinoff to a vote by shareholders. Additional resolutions to be voted on include measures strengthening the corporate governance of Ashford Inc., permitting the REIT to engage in open bidding for management contracts, and amending the fee structure of the advisory agreement.

Due to sharp restrictions on shareholder rights contemplated for Ashford Inc., this special meeting represents AHT shareholders' single best opportunity to strengthen shareholder rights at Ashford Inc. prior to a spinoff.

I.  AHT shareholders will lose rights as shareholders of Ashford Inc.

Ashford Inc. has proposed to put in place anti-takeover measures and other barriers to shareholder control:

* Ashford Inc. will have a three-tiered classified board of directors. It would take at least two years before Ashford Inc. shareholders could put in place a majority of independent directors who were not hand-picked by management.

* No shareholder will be able to hold more than 9.9% of outstanding stock. Exceptions to this will be made at the sole discretion of the board of directors.

* Stockholders will be prohibited from calling a special meeting.

* Ashford Inc will be subject to a Delaware anti-takeover statute (Section 203 of the DGCL), having the potential effect of delaying certain "business combinations."

* Directors can only be removed during their 3-year terms for cause, and by a vote of 80% of all outstanding shares, requiring a near-consensus of all shareholders to remove a director from the board.

None of these restrictions have been put to a vote by AHT shareholders. All of these measures may have the effect of discouraging offers to acquire Ashford Inc., thereby potentially suppressing shareholder value.

There is evidence that in the REIT sector, good governance has a measurable financial impact. According to a 2013 report by Green Street Advisors, "REITs that had an above-average governance score traded at a premium of 2 percent to asset value . . . [while] REITs with a below-average rating traded at an average 4 percent discount to asset value." <FN i>

II.  A Remington mutual exclusivity agreement could hold back growth

In order to create value for shareholders, Ashford Inc. may well need to expand its client base beyond Ashford affiliates to competing hotel owners. Unfortunately, Ashford Inc. intends to sign a ten-year exclusivity agreement with Remington for all current and future hospitality asset management services.

Remington is privately and wholly owned by Ashford Inc.'s chairman/CEO and his father, and manages few hotels for non-Ashford affiliates. Remington shares executives with AHT. Fees and reimbursements paid by Ashford Trust and affiliates to Remington have increased 120% over the last five years. It is unclear whether Ashford Inc. requested bids from other management companies before selecting Remington.

Over the past decade, major hotel REITs have taken steps towards greater independence from related operators, including Host Hotels & Resorts, Sunstone Hotel Investors and Felcor Lodging Trust. Earlier this year, the comparably-sized InnVest Real Estate Investment Trust responded to calls by investors and eliminated its exclusivity agreement with its related-party hotel manager, Westmont Hospitality. We have called for Trust and Prime to be released from exclusivity agreements with Remington so that both REITs have maximum flexibility in determining management contracts.

In order to create value for shareholders, Ashford Inc. will need to expand its client base, possibly reaching out beyond Ashford affiliates to competing hotel owners. Potential clients who may compete with Ashford's REITs could balk at using Remington as their property manager. If this happens, it is unclear how Ashford Inc. will grow its business beyond related parties.

Ashford Inc. identified this as a risk factor for investors, writing that  " . . . we will be obligated to utilize Remington as a property manager for future platforms that we advise, to the extent we have the discretion to do so, even if the utilization of Remington for such property management may not be the most advantageous for such future clients."

III.  Mitigating risk

AHT is proposing to adopt a controversial external management structure without shareholder approval. Ashford Prime was spun off from AHT as an externally-managed REIT less than a year ago; the limited data available do not paint Prime as a success. In its first five months, Prime lost over a quarter of its share price; in the first five months of 2014, the stock has underperformed (-11% vs. Hotel REITs +11%). <FN ii>. Ashford's pro-forma financial statements for 2012 suggest that the costs of managing Prime's portfolio externally could have exceeded internal management costs by a factor of 2.

AHT has the opportunity to learn from its earlier experiment with externalization. In addition to allowing shareholders a vote on Ashford Inc's spin-off and AHT's externalization, AHT can take several steps to protect shareholder value:

* Creating a pathway to internalization: AHT should regularly assess and report whether external advisory fees (plus reimbursements) are exceeding internal management costs. AHT should lay out a pathway to return to an internally-managed structure without penalty, should it become financially advisable.

* Realigning risk in the calculation of base fees: Currently, the Advisory Agreement stipulates the Advisor be paid the highest of three possible base fees - one of which is calculated with reference to the average general & administrative costs of AHT's peers rather than the AHT's own enterprise value. By contrast, another large externally-managed REIT, Commonwealth REIT, provided for the lower of two alternative base fees to be paid in its advisory agreement, providing a greater performance incentive (and lowered risk for the REIT).

* Remove change-in-control termination fees. If the advisory agreement is terminated due to a change in control (link), Ashford Inc is due a change-in-control termination fee. Thus the current advisory agreement has the properties of a poison pill.

IV.  Rights to a Special Meeting

Article 1, Section 3 of AHT's Second Amended and Restated Bylaws requires AHT to call a Special Meeting of shareholders if not less than a majority of outstanding shares request such a meeting, and limits the matters to be acted on a special meeting to only those matters declared in the notice for the meeting:

Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

UNITE HERE has given notice to AHT pursuant to the Bylaws that it is soliciting support for a Special Meeting to consider the following proposals. We are not requesting your vote on the proposals now. A future proxy vote on each proposal will be solicited from you if AHT calls a Special Meeting as a result of shareholders' request.

The proposed resolutions presented in UNITE HERE's notice to AHT are:

1.Resolved, shareholders of Ashford Hospitality Trust recommend to the Board that the proposed spinoff of Ashford Inc. be put to a vote by shareholders.

2.Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to allow for the annual election of all directors.

3.Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to remove the restrictions on individual stock ownership.

4.Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to reinstate shareholders' right to call a special meeting of with the support of 25% of all votes entitled to be cast at such a meeting.

5.Resolved, shareholders of Ashford Hospitality Trust call on the Board to take all necessary steps to reinstate shareholders' right to call a special meeting of shareholders with the support of 25% of all votes entitled to be cast at such a meeting,

6.Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to allow for the removal of directors without cause by the vote of a majority of all votes entitled to be cast.

7.Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to allow for annual advisory votes on executive compensation regardless of statutory requirements.

8.Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to opt out of the Delaware anti-takeover statute.

9.Resolved, shareholders of Ashford Hospitality Trust recommend that the Board revise its advisory agreement with Ashford Inc. to:
a.Remove any and all penalties for terminating the Advisory Agreement and becoming self-managed;
b.Amend the base fee to provide that AHT pay the lowest alternative base fee;
c.Remove change in control termination fees.

10.Resolved, shareholders of Ashford Hospitality Trust recommend the Board take all necessary steps to allow open bidding for all hotel management contracts at its hotels.

UNITE HERE will present the results of this proxy solicitation to AHT if a majority of outstanding shares join the call for a Special Meeting.

V.  Participation in solicitation

This solicitation is conducted by UNITE HERE, which beneficially owns 765 shares of AHT stock and represents workers at four hotels owned by Ashford for collective bargaining purposes. The persons proposed as proxies are UNITE HERE researchers. There is a long-standing labor dispute at the Ashford-owned Sheraton Anchorage Hotel in Alaska. We do not seek your support in labor matters. If you provide us a consent or proxy vote we will carry out your wishes regardless of any developments on labor matters. UNITE HERE will bear all solicitation costs (anticipated at $10,000) and will not seek reimbursement from the Company.

VI.  Additional Information

We incorporate by reference AHT's proxy statement for the last annual meeting for information on executive compensation, voting rights, beneficial ownership of certain shareholders, and rights to present shareholder proposals at annual meetings.

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<FN i>:  http://www.reit.com/news/reit-magazine/may-june-2014/reit-governance-capital-transparency

<FN ii>: Andrew Didora, B of A Merrill Lynch, Initial Opinion, June 2 2014.

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WRITTEN REQUEST
OF SHAREHOLDERS OF ASHFORD HOSPITALITY TRUST INC.
SOLICITED BY UNITE HERE
TO CALL A SPECIAL MEETING OF SHAREHOLDERS

THIS SOLICITATION IS NOT BEING MADE ON BEHALF OF ASHFORD MANAGEMENT

     Each of the undersigned hereby constitutes and appoints JJ FUESER and ELLIOTT MALLEN, with full power of substitution, the agent of the undersigned (said agent, together with each substitute appointed, if any, collectively, the "Designated Agents") in respect to all shares of common stock of Ashford Hospitality Trust, Inc. (the "Company") owned by each of the undersigned to do any or all of the following, to which each of the undersigned hereby consents:

A. The demand of the call of a special meeting of shareholders of the Company pursuant to the Company's Bylaws for the purpose of voting on the following proposals:

1. Resolved, shareholders of Ashford Hospitality Trust recommend to the Board that the proposed spinoff of Ashford Inc. be put to a vote by shareholders.
2.Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to allow for the annual election of directors.
3.Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to remove the restrictions on individual stock ownership.

4.Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to reinstate shareholders' right to call a special meeting of with the support of 25% of all votes entitled to be cast at such a meeting.

5.Resolved, shareholders of Ashford Hospitality Trust call on the Board to take all necessary steps to reinstate shareholders' right to call a special meeting of shareholders with the support of 25% of all votes entitled to be cast at such a meeting.

6.Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to allow for the removal of directors without cause by the vote of a majority of all votes entitled to be cast.

7.Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to allow for annual advisory votes on executive compensation regardless of statutory requirements.

8.Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to opt out of the Delaware anti-takeover statute, Section 203 of the DGCL.

9.Resolved, shareholders of Ashford Hospitality Trust recommend that the Board revise its advisory agreement with Ashford Inc. to:
a.Remove any and all penalties for terminating the Advisory Agreement and becoming self-managed;
b.Amend the base fee to provide that AHT pay the lowest alternative base fee;
c.Remove change in control termination fees.

10. Resolved, shareholders of Ashford Hospitality Trust recommend the Board take all necessary steps to allow open bidding for all hotel management contracts at its hotels.

B.  The exercise of any and all rights of each of the undersigned incidental to calling the special meeting and causing the purposes of the authority expressly granted herein to the Designated Agents to be carried into effect; provided, however, that nothing contained in this instrument shall be construed to grant the Designated Agents the right, power or authority to vote any shares of Common Stock owned by the undersigned at the special meeting or at any other shareholders meeting.

The undersigned hereby authorizes and designates the Designated Agents to collect and deliver this request to the Company, and to deliver any other information required in connection therewith.
Print Name in Which Stock Held:____________________________________________________

Signature:________________________________________________________________

Signature (if held jointly):______________________________________________

Title (only if shares are held by an entity):_____________________________

Dated:______________________________________________________

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